TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

International Equity Fund	Real Estate Securities Fund
Large-Cap Value Fund	Bond Fund
Small-Cap Equity Fund	Inflation-Linked Bond Fund
Social Choice Equity Fund	Money Market Fund

SUPPLEMENT NO.4
Dated December 1, 2005 to the Prospectuses dated February 1, 2005

On October 26, 2005, the Board of Trustees of TIAA-CREF Institutional Mutual Funds unanimously approved resubmitting a proposal to approve a new investment management agreement with Teachers Advisors, Inc. (“Teachers Advisors”) to shareholders of the series listed above (the “Funds”). This proposal was originally presented for shareholder approval in a proxy statement dated July 5, 2005, and voted on at a special shareholder meeting on August 31, 2005. Although many individual Fund shareholders supported the proposal, it was not approved for the eight Funds listed above, primarily as a result of the votes of a few large, institutional shareholders. However, because some of these shareholders have indicated a willingness to re-examine their vote if given more time to fully consider the proposal, Teachers Advisors recommended, and the Funds’ independent Board of Trustees agreed, to provide Fund shareholders with a second opportunity to vote on the proposed agreement.

The purpose of the proposed investment management agreement is to restructure the pricing and the provision of services under the agreement, which will result in, among other things, an increase in advisory fees for these Funds. Teachers Advisors designed this proposed agreement to provide a more sustainable fee and expense structure for the Funds, in light of escalating costs, while maintaining overall expenses at levels competitive with the low cost providers in the industry.

A special meeting of shareholders of each Fund to vote on the proposed agreement will be held on January 25, 2006 for shareholders of record of each Fund as of October 31, 2005. Unless and until the proposed agreement is approved, the advisory fee rate and services described in the Funds’ current prospectuses will continue to apply.

Fund shareholders eligible to vote will receive a proxy statement and other materials shortly with more detailed information about the proposed investment management agreement.

A11080-12/05
(23, 18, 6)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

Growth Equity Fund
Mid-Cap Growth Fund

     SUPPLEMENT NO. 5
dated December 1, 2005 to the Prospectuses dated February 1, 2005

The portfolio management teams for the Growth Equity Fund and the Mid-Cap Growth Fund are changing. The following supplements the disclosure under “Portfolio Management Teams” in the Prospectuses:

David C. Fording is no longer a member of the portfolio management teams for the Growth Equity Fund and the Mid-Cap Growth Fund. All other portfolio managers previously listed in the February 1, 2005 Prospectuses and subsequent supplements thereto as managers of these Funds will remain as members of the portfolio management teams responsible for the day-to-day management of the Funds.

A11081-12/05
(23, 18, 6)